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                                                                      EXHIBIT 21

                    SUBSIDIARIES OF PARK NATIONAL CORPORATION

Name of Subsidiary                                Jurisdiction of Incorporation or Formation
------------------                                ------------------------------------------
The Park National Bank ("PNB")                    United States (federally-chartered national banking association)

Park Investments, Inc. (NOTE: is a wholly-owned   Delaware
subsidiary of PNB)

Scope Leasing, Inc. (NOTE: is a wholly-owned      Ohio
subsidiary of PNB)

Park Leasing Company (NOTE: is a wholly-owned     Ohio
subsidiary of PNB)

Park Insurance Group, Inc. (NOTE: is a            Ohio
wholly-owned subsidiary of PNB)

Park Title Agency, LLC. (NOTE: PNB holds 80%      Ohio
of voting membership interest)

The Richland Trust Company ("Richland")           Ohio

Richland Investments, Inc. (NOTE: is a            Delaware
wholly-owned subsidiary of Richland)

Century National Bank ("Century")                 United States (federally-chartered banking association)

Zane-Fed Services, Incorporated (NOTE: is a       Ohio
wholly-owned subsidiary of Century)*

MFS Investments, Inc. (NOTE: is a wholly-owned    Delaware
subsidiary of Century)

Firstfedco Agency, Inc. (NOTE: is a wholly        Ohio
-owned subsidiary of Century National Bank)*

MCT Development Corporation (NOTE: is a wholly    Ohio
-owned subsidiary of Century National Bank)*

The First-Knox National Bank of Mount Vernon      United States (federally-chartered banking association)
("FKNB")

Guardian Financial Services Company               Ohio

United Bank, N.A.                                 United States (federally-chartered banking association)

Second National Bank                              United States (federally-chartered banking association)

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*    Inactive

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
Name of Subsidiary                                Jurisdiction of Incorporation or Formation
------------------                                ------------------------------------------
The Security National Bank and Trust Co.          United States (federally-chartered banking association)
("Security National")

The Citizens National Bank of Urbana              United States (federally-chartered banking association)

Park Capital Investments, Inc. ("Park Capital")   Delaware

Park National Capital LLC (NOTE: members are      Delaware
Park Capital and PNB)

Security National Capital LLC (NOTE: members      Delaware
are Park Capital and Security National)

First-Knox National Capital LLC (NOTE: members    Delaware
are Park Capital and FKNB)


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